UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

B. RILEY PRINCIPAL MERGER CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, NY 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BMRG.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BMRG	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BMRG WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the previously announced potential business combination (the “business combination”) between B. Riley Principal Merger Corp. II (the “Company”) and Eos Energy Storage LLC (“Eos”), on October 23, 2020, Eos issued a press release announcing appointments to its board of directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. There can be no assurance that the business combination will be consummated.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Additional Information and Where to Find It

In connection with the business combination, the Company filed a definitive proxy statement (the “Business Combination Proxy Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) containing a full description of the terms of the business combination.

Investors and security holders of the Company are advised to read the definitive Business Combination Proxy Statement and any amendments thereto, filed in connection the business combination, as these materials will contain important information about the business combination. The definitive Business Combination Proxy Statement has been mailed to the Company’s stockholders of record as of a record date to be established for the special meeting of stockholders relating to the business combination. Stockholders can obtain copies of the Business Combination Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, NY 10171.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to the potential business combination or to complete the contemplated transactions with Eos; matters discovered by Eos or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the business combination is not obtained; the inability to recognize the anticipated benefits of the potential business combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the potential business combination; costs related to the potential business combination; and those factors discussed in the Business Combination Proxy Statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination described herein under the rules of the SEC. Information about those directors and executive officers and a description of their interests in the Company is contained in the Business Combination Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP. II

Dated: October 23, 2020	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and
Chief Financial Officer

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